Exhibit 99.1

NEWS RELEASE

Gray Reports Third Quarter Operating Results

Atlanta, Georgia – November 4, 2022. . . Gray Television, Inc. (“Gray,” “we,” “us” or “our”) (NYSE: GTN) today announced its strong financial results for the third quarter ended September 30, 2022, including a 417% increase in net income attributable to common stockholders, compared to the third quarter of 2021. Overall, the third quarter of 2022 produced record results, including $909 million in total revenue, due to the combination of recent acquisitions, added scale, increasingly efficient integrated operations, and the “on-year” of the two-year political advertising cycle. Compared to the third quarter of 2018, the last mid-term election year, our political advertising revenue in the third quarter of 2022 of $144 million grew by 200% on the As-Reported Basis and by 30% on a Combined Historical Basis. While impressive, these figures fell short of our expectations and guidance issued in early August, due to an unexpected pullback in certain key political races. By October, political advertising revenue increased rapidly in many races in our markets and is expected to remain robust through Election Day. We currently anticipate that full-year 2022 political advertising revenue will be within a range of $495 million to $505 million.

Gray’s strong cash flow in the third quarter of 2022 enabled us to return $124 million of capital to our shareholders including: a voluntary principal pre-payment of $100 million under Gray’s 2017 Term Loan B (due 2024); a required principal payment of $4 million under the 2021 Term Loan D (due 2028); and $20 million of cash dividends to our preferred and common shareholders. Even after these actions, Gray ended the quarter with $144 million of cash on hand. Strong operating results and political advertising revenue are expected to enable Gray to fund additional de-leveraging and cash dividend payments during the remainder of the year. On November 1, 2022, we made a further $100 million voluntary debt principal pre-payment.

Due to the significant effect that material transactions have had on our results of our operations, we present the financial information herein consistent with both U.S. Generally Accepted Accounting Principles (“GAAP” or “As Reported Basis”) and on a Combined Historical Basis (“CHB”), which incorporates certain historical results of acquired businesses, less the historical results of divested businesses. We also furnish certain other detailed non-GAAP metrics to provide more meaningful period-over-period comparisons to assist the public in its analysis and valuation of Gray. This additional information includes a summary of incremental expenses that were specific to our acquisitions, divestitures, and related financing activities (“Transaction Related Expenses”), non-cash stock-based compensation expenses and certain non-GAAP terms common in our industry. Please refer to the detailed discussion of the foregoing terms and concepts included elsewhere herein.

Summary of Third Quarter Operating Results

As Reported Basis (the respective 2021 periods reflect the “off-year” of the two-year political advertising cycle):

●	Revenue was $909 million, an increase of 51% from the third quarter of 2021.

●	Core Advertising Revenue was $359 million, an increase of 23% from the third quarter of 2021.

●	Net income attributable to common stockholders was $95 million, or $1.03 per fully diluted share, an increase of 417% from the third quarter of 2021.

●	Broadcast Cash Flow was $357 million, an increase of 75% from the third quarter of 2021.

●	Adjusted EBITDA was $336 million, an increase of 81% from the third quarter of 2021.

Combined Historical Basis (the respective 2021 periods reflect the “off-year” of the two-year political advertising cycle):

●	Revenue was $909 million, an increase of 15% from the third quarter of 2021.

●	Core Advertising Revenue decreased 3% from the third quarter of 2021, primarily as a result of displacement by political advertising.

●	Broadcast Cash Flow was $358 million, an increase of 29% from the third quarter of 2021.

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 F 404.261.9607 | www.gray.tv

Other Key Metrics

●

As of September 30, 2022, our Total Leverage Ratio, Net of all Cash, was 5.17 times on a trailing eight-quarter basis, netting our total cash balance of $144 million and giving effect to all Transaction Related Expenses, which is calculated as set forth in our Senior Credit Facility.

●

During the three and nine-months ended September 30, 2022 and 2021, we incurred Transaction Related Expenses on an As Reported Basis that included but were not limited to legal and professional fees, severance and incentive compensation and contract termination fees. In addition, we recorded certain non-cash stock-based compensation expenses. These expenses are summarized as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(in millions)
Transaction Related Expenses:
Broadcasting	$1	$-	$5	$-
Corporate and administrative	-	11	1	19
Miscellaneous expense	-	-	-	7
Total Transaction Related Expenses	$1	$11	$6	$26

Total non-cash stock-based compensation	$6	$3	$17	$10

Taxes

●

During the nine-months ended September 30, 2022 and 2021, we made income tax payments of $128 million and $129 million, respectively. During the remainder of 2022, based on our current forecasts, we anticipate making income tax payments (before deducting any refunds) within a range of $58 million to $68 million.

●	As of September 30, 2022, we have an aggregate of $337 million of various state operating loss carryforwards, of which we expect that approximately half will be utilized.

Guidance for the Three-Months Ending December 31, 2022

Based on our current forecasts for the quarter ending December 31, 2022, we anticipate the following key financial results, as outlined below in approximate ranges. We present revenue net of agency commissions. We exclude depreciation, amortization and (gain) loss on disposal of assets from our estimates of operating expenses.

●    Revenue:

o	Core advertising revenue of $385 million to $400 million.
o	Retransmission revenue of $345 million to $350 million.
o	Political advertising revenue of $235 million to $245 million.
o	Production company revenue of $35 million to $36 million.
o	Total revenue of $1.017 billion to $1.049 billion.

●    Operating Expenses:

o	Broadcasting expenses of $565 million to $575 million, including retransmission expense of approximately $225 million and non-cash stock-based compensation expense of approximately $1 million.
o	Production company expenses of approximately $25 million to $26 million.
o	Corporate expenses of $30 million to $34 million, including non-cash stock-based compensation expense of approximately $4 million.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 2 of 19

Selected Operating Data on As Reported Basis (Unaudited)

	As-Reported Basis
	Three Months Ended September 30,
			% Change		% Change
			2022 to		2022 to
	2022	2021	2021	2020	2020
	(dollars in millions)
Revenue (less agency commissions):
Broadcasting	$889	$581	53%	$593	50%
Production companies	20	20	0%	11	82%
Total revenue	$909	$601	51%	$604	50%

Political advertising revenue	$144	$9	1500%	$128	13%

Operating expenses (1):
Broadcasting	$537	$384	40%	$326	65%
Production companies	$16	$13	23%	$8	100%
Corporate and administrative	$27	$32	(16)%	$15	80%

Net income (loss) attributable to common stockholders	$95	$(30)	417%	$109	(13)%

Non-GAAP Cash Flow (2):
Broadcast Cash Flow	$357	$204	75%	$271	32%
Broadcast Cash Flow Less
Cash Corporate Expenses	$335	$175	91%	$260	29%
Free Cash Flow (3)	$162	$(5)	3340%	$139	17%

	Nine Months Ended September 30,
			% Change		% Change
			2022 to		2022 to
	2022	2021	2021	2020	2020
	(dollars in millions)
Revenue (less agency commissions):
Broadcasting	$2,548	$1,648	55%	$1,557	64%
Production companies	56	44	27%	32	75%
Total revenue	$2,604	$1,692	54%	$1,589	64%

Political advertising revenue	$260	$24	983%	$185	41%

Operating expenses (1):
Broadcasting	$1,595	$1,099	45%	$985	62%
Production companies	$56	$39	44%	$32	75%
Corporate and administrative	$80	$75	7%	$47	70%

Net income attributable to common stockholders	$230	$22	945%	$147	56%

Non-GAAP Cash Flow (2):
Broadcast Cash Flow	$955	$555	72%	$575	66%
Broadcast Cash Flow Less
Cash Corporate Expenses	$889	$489	82%	$536	66%
Free Cash Flow (3)	$339	$107	217%	$259	31%

(1)	Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2)	See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income (loss) included elsewhere herein.
(3)	Excludes deduction for purchase of property and equipment related to the Assembly Atlanta project in 2022 and 2021.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 3 of 19

Selected Operating Data on As Reported Basis (Unaudited)

	Three Months Ended September 30,
	2022		2021		Amount	Percent
		Percent		Percent	Increase	Increase
	Amount	of Total	Amount	of Total	(Decrease)	(Decrease)
	(dollars in millions)
Revenue (less agency commissions):
Core	$359	39%	$292	49%	$67	23%
Political	144	16%	9	1%	135	1500%
Retransmission consent	368	40%	266	44%	102	38%
Production companies	20	2%	20	3%	-	0%
Other	18	3%	14	3%	4	29%
Total	$909	100%	$601	100%	$308	51%

Operating expenses (before depreciation, amortization and (gain) loss on disposal of assets):
Broadcasting:
Station expenses	$309	58%	$229	60%	$80	35%
Retransmission expense	226	42%	154	40%	72	47%
Transaction Related Expenses	1	0%	-	0%	1	100%
Non-cash stock-based compensation	1	0%	1	0%	-	0%
Total broadcasting expense	$537	100%	$384	100%	$153	40%

Production companies expense	$16		$13		$3	23%

Corporate and administrative:
Corporate expenses	$22	81%	$19	60%	$3	16%
Transaction Related Expenses	-	0%	11	34%	(11)	(100)%
Non-cash stock-based compensation	5	19%	2	6%	3	150%
Total corporate and administrative expense	$27	100%	$32	100%	$(5)	(16)%

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 4 of 19

Selected Operating Data on As Reported Basis (Unaudited)

	Nine Months Ended September 30,
	2022		2021		Amount	Percent
		Percent		Percent	Increase	Increase
	Amount	of Total	Amount	of Total	(Decrease)	(Decrease)
	(dollars in millions)
Revenue (less agency commissions):
Core	$1,090	42%	$831	49%	$259	31%
Political	260	10%	24	1%	236	983%
Retransmission consent	1,143	44%	755	45%	388	51%
Production companies	56	2%	44	3%	12	27%
Other	55	2%	38	2%	17	45%
Total	$2,604	100%	$1,692	100%	$912	54%

Operating expenses (before depreciation, amortization and (gain) loss on disposal of assets):
Broadcasting:
Station expenses	$909	57%	$654	60%	$255	39%
Retransmission expense	678	43%	444	40%	234	53%
Transaction Related Expenses	5	0%	-	0%	5	100%
Non-cash stock-based compensation	3	0%	1	0%	2	200%
Total broadcasting expense	$1,595	100%	$1,099	100%	$496	45%

Production companies expense	$56		$39		$17	44%

Corporate and administrative:
Corporate expenses	$65	81%	$47	63%	$18	38%
Transaction Related Expenses	1	1%	19	25%	(18)	(95)%
Non-cash stock-based compensation	14	18%	9	12%	5	56%
Total corporate and administrative expense	$80	100%	$75	100%	$5	7%

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 5 of 19

Detail Table of Operating Results on As Reported Basis (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2022	2021	2022	2021
	(in millions, except for per share information)
Revenue (less agency commissions):
Broadcasting	$889	$581	$2,548	$1,648
Production companies	20	20	56	44
Total revenue (less agency commissions)	909	601	2,604	1,692
Operating expenses before depreciation, amortization and (gain) loss on disposal of assets, net:
Broadcasting	537	384	1,595	1,099
Production companies	16	13	56	39
Corporate and administrative	27	32	80	75
Depreciation	33	26	96	76
Amortization of intangible assets	52	28	156	81
(Gain) loss on disposal of assets, net	(1)	51	(6)	46
Operating expenses	664	534	1,977	1,416
Operating income	245	67	627	276
Other expense:
Miscellaneous expense, net	(1)	(1)	(3)	(7)
Interest expense	(94)	(48)	(254)	(143)
Income before income taxes	150	18	370	126
Income tax expense	42	35	101	65
Net income (loss)	108	(17)	269	61
Preferred stock dividends	13	13	39	39
Net income (loss) attributable to common stockholders	$95	$(30)	$230	$22

Basic per share information:
Net income (loss) attributable to common stockholders	$1.04	$(0.32)	$2.47	$0.23
Weighted-average shares outstanding	91	95	93	94

Diluted per share information:
Net income (loss) attributable to common stockholders	$1.03	$(0.32)	$2.47	$0.23
Weighted-average shares outstanding	92	95	93	95

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 6 of 19

Selected Operating Data on Combined Historical Basis (Unaudited)

	Three Months Ended September 30,
			% Change		% Change
			2022 to		2022 to
	2022	2021	2021	2020	2020
	(dollars in millions)
Revenue (less agency commissions):
Broadcast	$889	$768	16%	$836	6%
Production companies	20	20	0%	11	82%
Total revenue	$909	$788	15%	$847	7%

Political advertising	$144	$14	929%	$190	(24)%

Operating expenses (1):
Broadcast	$537	$518	4%	$473	14%
Production companies	$16	$13	23%	$8	100%
Corporate and administrative	$27	$32	(16)%	$15	80%

Non-GAAP Cash Flow (2):
Broadcast Cash Flow	$358	$277	29%	$381	(6)%
Broadcast Cash Flow Less Cash Corporate Expenses	$336	$248	35%	$370	(9)%
Operating Cash Flow as defined in our Senior Credit Facility	$333	$256	30%	$368	(10)%
Free Cash Flow(3)	$164	$110	49%	$194	(15)%

	Nine Months Ended September 30,
			% Change		% Change
			2022 to		2022 to
	2022	2021	2021	2020	2020
	(dollars in millions)
Revenue (less agency commissions):
Broadcast	$2,548	$2,251	13%	$2,187	17%
Production companies	56	44	27%	32	75%
Total revenue	$2,604	$2,295	13%	$2,219	17%

Political advertising	$260	$35	643%	$269	(3)%

Operating expenses (1):
Broadcast	$1,595	$1,523	5%	$1,405	14%
Production companies	$56	$39	44%	$32	75%
Corporate and administrative	$80	$75	7%	$47	70%

Non-GAAP Cash Flow (2):
Broadcast Cash Flow	$960	$794	21%	$835	15%
Broadcast Cash Flow Less Cash Corporate Expenses	$894	$728	23%	$796	12%
Operating Cash Flow as defined in our Senior Credit Facility	$894	$744	20%	$794	13%
Free Cash Flow(3)	$350	$304	15%	$386	(9)%

(1)	Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2)	See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income (loss) included elsewhere herein.
(3)	Excludes deduction for purchase of property and equipment related to the Assembly Atlanta project in 2022 and 2021.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 7 of 19

Selected Operating Data on Combined Historical Basis (Unaudited)

	Three Months Ended September 30,
	2022		2021		Amount	Percent
		Percent		Percent	Increase	Increase
	Amount	of Total	Amount	of Total	(Decrease)	(Decrease)
	(dollars in millions)
Broadcasting net revenues:
Core	$359	39%	$372	47%	$(13)	(3)%
Political	144	16%	14	2%	130	929%
Retransmission consent	368	40%	364	46%	4	1%
Production companies	20	2%	20	3%	-	0%
Other	18	3%	18	2%	-	0%
Total	$909	100%	$788	100%	$121	15%

Operating expenses (before depreciation, amortization and (gain) loss on disposal of assets):
Broadcasting:
Station expenses	$309	58%	$303	59%	$6	2%
Retransmission expense	226	42%	214	41%	12	6%
Transaction Related Expenses	1	0%	-	0%	1	100%
Non-cash stock-based compensation	1	0%	1	0%	-	0%
Total broadcasting expense	$537	100%	$518	100%	$19	4%

Production companies expense	$16		$13		$3	23%

Corporate and administrative:
Corporate expenses	$22	81%	$18	57%	$4	22%
Transaction Related Expenses	-	0%	11	34%	(11)	(100)%
Non-cash stock-based compensation	5	19%	3	9%	2	67%
Total corporate and administrative expense	$27	100%	$32	100%	$(5)	(16)%

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 8 of 19

Selected Operating Data on Combined Historical Basis (Unaudited)

	Nine Months Ended September 30,
	2022		2021		Amount	Percent
		Percent		Percent	Increase	Increase
	Amount	of Total	Amount	of Total	(Decrease)	(Decrease)
	(dollars in millions)
Broadcasting net revenues:
Core	$1,090	42%	$1,092	48%	$(2)	0%
Political	260	10%	35	1%	225	643%
Retransmission consent	1,143	44%	1,071	47%	72	7%
Production companies	56	2%	44	2%	12	27%
Other	55	2%	53	2%	2	4%
Total	$2,604	100%	$2,295	100%	$309	13%

Operating expenses (before depreciation, amortization and (gain) loss on disposal of assets):
Broadcasting:
Station expenses	$909	57%	$889	59%	$20	2%
Retransmission expense	678	43%	631	41%	47	7%
Transaction Related Expenses	5	0%	-	0%	5	100%
Non-cash stock-based compensation	3	0%	3	0%	-	0%
Total broadcasting expense	$1,595	100%	$1,523	100%	$72	5%

Production companies expense	$56		$39		$17	44%

Corporate and administrative:
Corporate expenses	$65	81%	$47	63%	$18	38%
Transaction Related Expenses	1	1%	19	25%	(18)	(95)%
Non-cash stock-based compensation	14	18%	9	12%	5	56%
Total corporate and administrative expense	$80	100%	$75	100%	$5	7%

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 9 of 19

Other Financial Data on As Reported Basis (Unaudited)

	Nine Months Ended September 30,
	2022	2021
	(in millions)

Net cash provided by operating activities	$596	$283
Net cash used in investing activities	(362)	(664)
Net cash used in financing activities	(279)	(70)
Net decrease in cash	$(45)	$(451)

	As of
	September 30, 2022	December 31, 2021
	(in millions)

Cash	$144	$189
Long-term debt, including current portion, less deferred financing costs	$6,605	$6,755
Series A Perpetual Preferred Stock	$650	$650
Borrowing availability under Revolving Credit Facility	$496	$497

The Company

We are a multimedia company headquartered in Atlanta, Georgia. We are the nation’s largest owner of top-rated local television stations and digital assets in the United States. Our television stations serve 113 television markets that collectively reach approximately 36 percent of US television households.  This portfolio includes 80 markets with the top-rated television station and 100 markets with the first and/or second highest rated television station. We also own video program companies Raycom Sports, Tupelo Media Group (formerly Tupelo Honey), PowerNation Studios, as well as the studio production facilities Assembly Atlanta and Third Rail Studios.

Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act

This press release contains certain forward-looking statements that are based largely on our current expectations and reflect various estimates and assumptions by us. These statements are statements other than those of historical fact and may be identified by words such as “estimates,” “expect,” “anticipate,” “will,” “implied,” “assume” and similar expressions. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some instances are beyond our control, include our inability to achieve expected synergies from recent transactions on a timely basis or at all, the impact of recently completed transactions, estimates of future revenue, future expenses and other future events. We are subject to additional risks and uncertainties described in our quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections contained therein, which reports are made publicly available via our website, www.gray.tv. Any forward-looking statements in this press release should be evaluated in light of these important risk factors. This press release reflects management’s views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this press release beyond the published date, whether as a result of new information, future events or otherwise. Information about certain potential factors that could affect our business and financial results and cause actual results to differ materially from those expressed or implied in any forward-looking statements are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Annual Report on Form 10-K for the year ended December 31, 2021, and may be contained in reports subsequently filed with the U.S. Securities and Exchange Commission and available at www.sec.gov.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 10 of 19

Conference Call Information:

We will host a conference call to discuss our third quarter operating results on November 4, 2022. The call will begin at 11:00 AM Eastern Time. The live dial-in number is 1 (800) 285-6670. The call will be webcast live and available for replay at www.gray.tv. The taped replay of the conference call will be available at 1 (888) 556-3470, Confirmation Code: 898476# until November 24, 2022.

Gray Contacts:

Web site: www.gray.tv

Hilton H. Howell, Jr., Executive Chairman and Chief Executive Officer, (404) 266-5513

Pat LaPlatney, President and Co-Chief Executive Officer, (334) 206-1400

Jim Ryan, Executive Vice President and Chief Financial Officer, (404) 504-9828

Kevin P. Latek, Executive Vice President, Chief Legal and Development Officer, (404) 266-8333

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 11 of 19

Effects of Acquisitions and Divestitures on Our Results of Operations and Non-GAAP Terms

From January 1, 2020 through December 31, 2021, we completed several acquisition and divestiture transactions. As more fully described in our Form 10-Q to be filed with the Securities and Exchange Commission today and in our prior disclosures, these transactions materially affected our operations. We refer to all television stations acquired or divested from January 1, 2020 through December 31, 2021, as the “Acquisitions”.

Due to the significant effect that the Acquisitions have had on our results of operations, and in order to provide more meaningful period over period comparisons, we present herein certain financial information on a Combined Historical Basis (or “CHB”). Combined Historical Basis gives effect to the revenue and broadcast expenses of all completed acquisitions and divestitures as if they had been acquired or divested, respectively, on the first day of the earliest period presented. It also gives effect to certain operating synergies expected from the acquisitions and related financings and adds back professional fees incurred in completing the acquisitions. Combined Historical Basis financial information does not include any adjustments for other events attributable to the Acquisitions unless otherwise described. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Acquisitions had been completed at the stated date. In addition, the presentation of Combined Historical Basis may not comply with United States Generally Accepted Accounting Principles (“GAAP”) or the requirements for proforma financial information under Regulation S-X under the Securities Act of 1933.

From time to time, we supplement our financial results prepared in accordance with GAAP by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in the Senior Credit Agreement, Free Cash Flow, Adjusted EBITDA and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate amounts used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity.

We define Broadcast Cash Flow as net income or loss plus loss on early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock-based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense and non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights. CHB Broadcast Cash Flow also includes adjustments for Transaction Related Expenses and other adjustments.

We define Broadcast Cash Flow Less Cash Corporate Expenses as net income or loss plus loss on early extinguishment of debt, non-cash stock-based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense and non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights. CHB Broadcast Cash Flow Less Cash Corporate Expenses also includes adjustments for broadcasting Transaction Related Expenses, synergies and other adjustments.

We define Operating Cash Flow as defined in our Senior Credit Agreement as net income or loss plus loss on early extinguishment of debt, non-cash stock-based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Transaction Related Expenses, other adjustments, certain pension expenses, synergies, loss from unrestricted subsidiaries and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans and income from unrestricted subsidiaries.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 12 of 19

We define Free Cash Flow as net income or loss, plus loss on early extinguishment of debt, non-cash stock-based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, certain pension expenses, amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred stock dividends, common stock dividends, purchase of property and equipment (net of reimbursements and certain defined purchases, including related capitalized construction period interest) and income taxes paid (net of any refunds received and certain defined payments). CHB Free Cash Flow also includes adjustments for Transaction Related Expenses, synergies, unrestricted subsidiaries and other adjustments.

We define Adjusted EBITDA as net income or loss, plus loss on early extinguishment of debt, non-cash stock-based compensation, depreciation and amortization of intangible assets, any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Transaction Related Expenses less any gain on disposal of assets, any miscellaneous income and any income tax benefits.

Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash, by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash, represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow, as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters.

We define Transaction Related Expenses as incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation, and contract termination fees. We present certain line items from our selected operating data, net of Transaction Related Expenses, in order to present a more meaningful comparison between periods of our operating expenses and our results of operations.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore may not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to, and in conjunction with, results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 13 of 19

Reconciliation of Non-GAAP Terms on As Reported Basis (Unaudited):

	Three Months Ended
	September 30,
	2022	2021	2020
	(in millions)

Net income (loss)	$108	$(17)	$122
Adjustments to reconcile from net income (loss) to Free Cash Flow:
Depreciation	33	26	27
Amortization of intangible assets	52	28	26
Non-cash stock-based compensation	6	3	5
(Gain) loss on disposal of assets, net	(1)	51	(10)
Miscellaneous expense, net	1	1	2
Interest expense	94	48	45
Income tax expense	42	35	43
Amortization of program broadcast rights	11	9	9
Payments for program broadcast rights	(11)	(9)	(9)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	22	29	11
Broadcast Cash Flow	357	204	271
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(22)	(29)	(11)
Broadcast Cash Flow Less Cash Corporate Expenses	335	175	260
Contributions to pension plans	(4)	(4)	(3)
Interest expense	(94)	(48)	(45)
Amortization of deferred financing costs	4	3	3
Preferred stock dividends	(13)	(13)	(13)
Common stock dividends	(7)	(8)	-
Purchase of property and equipment (1)	(52)	(22)	(19)
Reimbursements of property and equipment purchases	2	3	5
Income taxes paid, net of refunds (2)	(9)	(91)	(49)
Free Cash Flow (1) (2)	$162	$(5)	$139

(1)	Excludes $87 million and $11 million of capitalized construction and related interest payments for the Assembly Atlanta project in the 2022 and 2021 three-month periods, respectively.
(2)	Includes $72 million of income tax payments in the 2021 three-month period, related to the divestiture of certain stations acquired from Quincy Media.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 14 of 19

Reconciliation of Non-GAAP Terms on As Reported Basis (Unaudited):

	Nine Months Ended
	September 30,
	2022	2021	2020
	(in millions)

Net income	$269	$61	$186
Adjustments to reconcile from net income to Free Cash Flow:
Depreciation	96	76	69
Amortization of intangible assets	156	81	78
Non-cash stock-based compensation	17	10	12
Non-cash 401(k) expense	-	1	-
(Gain) loss on disposal of assets, net	(6)	46	(23)
Miscellaneous expense, net	3	7	5
Interest expense	254	143	143
Income tax expense	101	65	67
Amortization of program broadcast rights	36	26	28
Payments for program broadcast rights	(37)	(27)	(29)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	66	66	39
Broadcast Cash Flow	955	555	575
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(66)	(66)	(39)
Broadcast Cash Flow Less Cash Corporate Expenses	889	489	536
Pension income	(2)	-	-
Contributions to pension plans	(4)	(4)	(3)
Interest expense	(254)	(143)	(143)
Amortization of deferred financing costs	12	9	9
Preferred stock dividends	(39)	(39)	(39)
Common stock dividends	(23)	(23)	-
Purchase of property and equipment (1)	(119)	(63)	(70)
Reimbursements of property and equipment purchases	7	10	19
Income taxes paid, net of refunds (2)	(128)	(129)	(50)
Free Cash Flow (1) (2)	$339	$107	$259

(1)	Excludes approximately $179 million and $91 million of capitalized construction and related interest payments for the Assembly Atlanta project in 2022 and 2021, respectively.
(2)	Includes $72 million of income tax payments in 2021, related to the divestiture of certain stations acquired from Quincy Media.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 15 of 19

Reconciliation of Non-GAAP Terms on Combined Historical Basis (Unaudited):

	Three Months Ended
	September 30,
	2022	2021	2020
	(in millions)

Net income	$108	$66	$180
Adjustments to reconcile from net income to Free Cash Flow:
Depreciation	33	32	35
Amortization of intangible assets	52	30	28
Non-cash stock-based compensation	6	4	4
Gain on disposal of assets, net	(1)	(1)	(11)
Miscellaneous expense, net	1	1	1
Interest expense	94	78	78
Income tax expense	42	20	39
Amortization of program broadcast rights	11	14	14
Payments for program broadcast rights	(11)	(13)	(15)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	22	29	11
Broadcast Transaction Related Expenses	1	-	-
Broadcast other adjustments	-	17	17
Broadcast Cash Flow	358	277	381
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(22)	(29)	(11)
Broadcast Cash Flow Less Cash Corporate Expenses	336	248	370
Contributions to pension plans	(4)	(4)	(3)
Adjustments for unrestricted subsidiaries	1	1	-
Corporate Transaction Related Expenses	-	11	1
Operating Cash Flow as defined in the Senior Credit Agreement	333	256	368
Interest expense	(94)	(78)	(78)
Amortization of deferred financing costs	4	3	3
Preferred dividends	(13)	(13)	(13)
Common stock dividends	(7)	(8)	-
Purchase of property and equipment (1)	(52)	(23)	(22)
Reimbursement of purchases of property and equipment	2	3	7
Income taxes paid, net of refunds	(9)	(30)	(71)
Free Cash Flow (1)	$164	$110	$194

(1)	Excludes approximately $87 million and $11 million of capitalized construction and related interest payments for the Assembly Atlanta project in 2022 and 2021 three-month periods, respectively.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 16 of 19

Reconciliation of Non-GAAP Terms on Combined Historical Basis (Unaudited):

	Nine Months Ended
	September 30,
	2022	2021	2020
	(in millions)

Net income	$269	$208	$271
Adjustments to reconcile from net income to Free Cash Flow:
Depreciation	96	96	94
Amortization of intangible assets	156	86	85
Non-cash stock-based compensation	17	12	13
Non-cash 401(k) expense, excluding corporate portion	-	1	-
Gain on disposal of assets, net	(6)	(8)	(27)
Miscellaneous expense, net	3	7	26
Interest expense	254	233	233
Income tax expense	101	37	51
Amortization of program broadcast rights	36	41	43
Payments for program broadcast rights	(37)	(42)	(45)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	66	66	39
Broadcast Transaction Related Expenses	5	-	-
Broadcast other adjustments	-	57	52
Broadcast Cash Flow	960	794	835
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(66)	(66)	(39)
Broadcast Cash Flow Less Cash Corporate Expenses	894	728	796
Pension income	(2)	-	-
Contributions to pension plans	(4)	(4)	(3)
Adjustments for unrestricted subsidiaries	5	1	-
Corporate Transaction Related Expenses	1	19	1
Operating Cash Flow as defined in the Senior Credit Agreement	894	744	794
Interest expense	(254)	(233)	(233)
Amortization of deferred financing costs	12	9	9
Preferred dividends	(39)	(39)	(39)
Common stock dividends	(23)	(23)	-
Purchase of property and equipment (1)	(119)	(70)	(81)
Reimbursement of purchases of property and equipment	7	12	25
Income taxes paid, net of refunds	(128)	(96)	(89)
Free Cash Flow (1)	$350	$304	$386

(1)	Excludes approximately $179 million and $91 million of capitalized construction and related interest payments for the Assembly Atlanta project in 2022 and 2021, respectively.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 17 of 19

Reconciliation of Net Income (Loss) to Adjusted EBITDA and the Effect of Transaction Related Expenses and Certain Non-cash Expenses, in millions, except for per share information (Unaudited):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(in millions, except for per share information)

Net income (loss)	$108	$(17)	$269	$61
Adjustments to reconcile from net income (loss) to Adjusted EBITDA:
Depreciation	33	26	96	76
Amortization of intangible assets	52	28	156	81
Non-cash stock-based compensation	6	3	17	10
(Gain) loss on disposal of assets, net	(1)	51	(6)	46
Miscellaneous expense, net	1	1	3	7
Interest expense	94	48	254	143
Income tax expense	42	35	101	65
Total	335	175	890	489
Add: Transaction Related Expenses (1)	1	11	6	19
Adjusted EBITDA	$336	$186	$896	$508

Net income (loss) attributable to common stockholders	$95	$(30)	$230	$22
Add: Transaction Related Expenses and non-cash stock-based compensation	7	14	23	29
Less: Income tax expense related to Transaction Related Expenses and non-cash stock-based compensation	(2)	(4)	(6)	(7)
Net income (loss) attributable to common stockholders - excluding Transaction Related Expenses and non-cash stock-based compensation	$100	$(20)	$247	$44

Net income (loss) attributable to common stockholders per common share, diluted - excluding Transaction Related Expenses and non-cash stock-based compensation	$1.09	$(0.21)	$2.66	$0.46

Diluted weighted-average shares outstanding	92	95	93	95

(1)	Excludes $7 million of Transaction Related Expenses included in miscellaneous (expense) income, net for the nine-month period ended September 30, 2021.

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 18 of 19

Reconciliation of Total Leverage Ratio, Net of All Cash (Unaudited):

Eight Quarters Ended
September 30, 2022
(in millions)
Net income	$583
Adjustments to reconcile from net income to operating cash flow as defined in our Senior Credit Agreement:
Depreciation	226
Amortization of intangible assets	300
Non-cash stock-based compensation	35
Loss on disposals of assets, net	31
Interest expense	505
Loss from early extinguishment of debt	12
Income tax expense	246
Amortization of program broadcast rights	83
Non-cash 401(k) expense	15
Payments for program broadcast rights	(85)
Pension gain	(5)
Contributions to pension plans	(7)
Adjustments for unrestricted subsidiaries	9
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period	490
Transaction Related Expenses	88
Other	2
Operating Cash Flow as defined in our Senior Credit Agreement	$2,528
Operating Cash Flow as defined in our Senior Credit Agreement, divided by two	$1,264

September 30, 2022
Adjusted Total Indebtedness:
Total outstanding principal	$6,674
Letters of credit outstanding	4
Cash	(144)
Adjusted Total Indebtedness, Net of All Cash	$6,534

Total Leverage Ratio, Net of All Cash	5.17

Gray Television, Inc. Earnings Release for the three and nine-month periods ended September 30, 2022	Page 19 of 19